UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Harmony Energy Technologies Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Harmony Energy Technologies Corporation

165 Broadway FL 23

New York, New York 10006

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 16, 2022

TO THE SHAREHOLDERS:

Notice is hereby given that the Annual Meeting of the Shareholders of Harmony Energy Technologies Corporation will be held via the internet at https://us02web.zoom.us/j/2126021188 on June 16, 2022 at 11:00 a.m. (Eastern Time). The agenda of the 2022 Annual Meeting will be the following items of business, which are more fully described in this proxy statement:

Agenda Item		Board Vote Recommendation
Harmony Proposals

1	Election of Board Directors (“Proposal One”).	“FOR”
2	Ratification of Appointment of Independent Registered Public Accounting Firm (“Proposal Two”).	“FOR”
3	Approval of the Stocks Options Plan. (“Proposal Three”).	“FOR”
4	Approval of the Amendment to Certificate of Incorporation to Increase Authorized Capital Stocks. (“Proposal Four”).	“FOR”
Stockholder Proposals

5	N/A
The Other Matters

6	To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 28, 2022 as the record date for determining the shareholders having the right to vote at the meeting or any adjournment thereof.

Your vote is important. Regardless of whether you plan to participate in the Annual Meeting, we hope you will vote as soon as possible. Voting will ensure you are represented at the Annual Meeting, regardless of whether you plan to attend the Annual Meeting. You may cast your vote over the Internet, by telephone, by mail or during the Annual Meeting.

By order of the Board of Directors

Nick Zeng, Chairman & CEO

New York, New York

April 29, 2022

Notice-and-Access

Harmony has elected to use “notice-and-access” rules (“Notice-and-Access”) for distribution of its Proxy-Related Materials (as defined below) to all the shareholders. Notice-and-Access is a set of rules that allows issuers to post electronic versions of proxy-related materials on EDGAR, www.investorvote.com/hetc and on one additional website, rather than mailing paper copies.

The use of Notice-and-Access is more environmentally friendly as it will help reduce paper use. The Shareholders may obtain information about account related by contacting Computershare Inc. toll free at 1-866-641-4276.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 16, 2022.

The Proxy Statement for the Annual Meeting of Shareholders and the 2021 Annual Report to the Shareholders can be viewed online at www.sec.gov, or at Computershare website: www.investorvote.com/hetc, and at the Corporation website: www.HETCUSA.com.

How to Obtain Paper Copies of Proxy-Related Materials

Although the proxy related materials have been posted online as noted above, The Shareholders may obtain paper copies of the meeting materials by contacting Computershare s Inc. toll free at 1-866-641-4276 (within North America), go to www.investorvote.com/hetc, or send an email to investorvote@computershare.com with “Proxy Materials Harmony Energy Technologies Corp” in the subject line, include your full name and address, plus the number located in the shaded bard on the proxy form, and state that you want paper copy of the meeting materials. Any Requests for paper copies should be received at least 10 business days in advance of the proxy deposit date and time set out in the accompanying proxy or voting instruction form in order to receive the meeting materials in advance of such date and the meeting date.

Harmony Energy Technologies Corporation

165 Broadway FL 23

New York, New York 10006

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

This statement is furnished in connection with the solicitation by the Board of Directors (“Board”) of Harmony Energy Technologies Corporation (hereinafter “Harmony” or “Corporation” or “Company”) of proxies in the accompanying form for the Annual Meeting of Shareholders to be held on Thursday, June 16, 2022 at 11:00 a.m.(Eastern Time) and at any adjournment thereof. This proxy statement and the enclosed form of proxy were first sent to shareholders on or about March 11, 2022. If the form of proxy enclosed herewith is executed and returned as requested, it may nevertheless be revoked at any time prior to exercise by filing an instrument revoking it or a duly executed proxy bearing a later date. Solicitation of proxies will be made at the Corporation’s expense. The Corporation will reimburse brokerage firms, banks, trustees and others for their actual out-of-pocket expenses in forwarding proxy material to the beneficial owners of its common stock.

As of the close of business on April 28, 2022, the record date for the Annual Meeting, the Corporation had outstanding and entitled to vote 19,780,079 shares of Common Stock. Only shareholders of record at the close of business on April 28, 2022 are entitled to vote at the Annual Meeting or at any adjournment thereof.

The presence at the meeting, in person or by proxy, of the holders of Common Stockholding in the aggregate a majority of the voting power of the Corporation’s stock entitled to vote shall constitute a quorum for the transaction of business. A plurality of the votes properly cast for the election of directors by the shareholders attending the meeting, in person or by proxy, will elect directors to office. However, pursuant to the Harmony Corporate Governance Guidelines, if a director nominee in an uncontested election receives a greater number of votes “withheld” from his or her election than votes “for” that director’s election, the nominee shall promptly offer his or her resignation to the Board. A committee consisting of the Board’s independent directors (which will specifically exclude any director who is required to offer his or her own resignation) shall consider all relevant factors and decide on behalf of the Board the action to be taken with respect to such offered resignation and will determine whether to accept the resignation or take other action. The Corporation will publicly disclose the Board’s decision with regard to any resignation offered under these circumstances with an explanation of how the decision was reached, including, if applicable, the reasons for rejecting the offered resignation.

A majority of votes properly cast upon any other question shall decide the question. Abstentions will count for purposes of establishing a quorum, but will not count as votes cast for the election of directors or any other question. Accordingly, abstentions will have no effect on the election of directors and are the equivalent of an “against” vote on matters requiring a majority of votes properly cast to decide the question. Broker non-votes will not count for purposes of establishing a quorum or as votes cast for the election of directors or any other question and accordingly will have no effect. Shareholders who submit proxies prior to the meeting but attend the meeting in person may vote directly if they prefer and withdraw their proxies or may allow their proxies to be voted with the similar proxies submitted by other shareholders. Your vote is very important. Whether or not you plan to view the Annual Meeting, please vote at your earliest convenience by following the instructions in the Notice of Internet Availability of Proxy Materials, voting instruction form or the proxy card you received.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON June 16, 2022.

The Proxy Statement for the Annual Meeting of Shareholders and the 2021 Annual Report to the Shareholders can be viewed online at www.sec.gov, or at Computershare website: www.investorvote.com/hetc, and at the Corporation website: www.HETCUSA.com.

AGENDA ITEM

1.	ELECTION OF BOARD DIRECTORS

At the 2022 Annual Meeting of Shareholders, a Board of Directors consisting of 3 members will be elected, The mandate of each director elected at the Meeting expires on the date of the next Annual General Meeting of Shareholders following his election or appointment or on the date when his successor is elected or appointed, unless such director resigns, or his position becomes vacant due to his death or another reason according to the By-laws of the Corporation.

The Board of Directors has nominated to elect the 3 current directors of the Corporation. Mr. Rui Zhu decided not to run for re-election. Certain information with respect to nominees for election as directors follows:

Nick N. Zeng, age 50, has been serving as the Chairman, President and CEO of the Company since June 2018.

Mr. Zeng has been serving as the Chairman and CEO of Golden Share Resources Corporation (TSXV:GSH) since May 2015. Mr. Zeng has been serving as a director of Flying Nickel Mining Corp (TSXV:FLYN) since February 2022. Both Golden Share Resources and Flying Nickel are listed on Toronto Stock Exchange Venture.

Nick Zeng is an entrepreneur with business founded and operated successfully in the United States, China and Canada.

Kenneth Charles (KC) Grainger, age 76, has a Bachelor of Science degree in Business Administration from the University of Bridgeport (Ct.) and an MBA in Finance from Pace University (NYC). His specialty is the analysis of small capitalization and mid-cap North American and Canadian corporations, writing and editing research reports and producing technical reports on individual companies and markets. Mr. Grainger is currently an analyst for Montrealanalyst.com and Canadianmineanalysis.com and continues to work as an independent professional trader and analyst.

Christian Guilbaud, age 49, holds a bachelor’s degree in business administration and a Diploma in Economy. He has over 20 years’ experience in financial administration and his experience includes positions in financial services and mutual funds management. Mr. Guilbaud has served as a director with Golden Share from May 2010 through December 2018, as well as Stelmine Canada Mining Exploration from July 2016 through May 2021.

When the accompanying proxy is properly executed and submitted, the shares it represents will be voted in accordance with the directions indicated thereon or, if no direction is indicated, the shares will be voted in favor of the election of the 3 nominees identified above. The Corporation expects each nominee to be able to serve if elected, but if any nominee notifies the Corporation before the Annual Meeting that he or she is unable to do so, then the proxies will be voted for the remainder of those nominated and, as designated by the directors, may be voted (i) for a substitute nominee or nominees or (ii) to elect such lesser number to constitute the whole Board as equals the number of nominees who are able to serve.

Directors’ Independence

The following directors are independent in accordance with the director independence standards of the Securities and Exchange Commission pursuant to Item 407(a) of Regulation S-K and has determined that none of them has a material relationship with the Corporation that would impair his or her independence from management or otherwise compromise his or her ability to act as an independent director: Kenneth Charles (KC) Grainger, and Christian Guilbaud.

Nick Zeng does not qualify as independent.

Audit Committee

Pursuant to Section 4.2 of the Bylaws, the Board may, by resolution passed by a majority of the entire Board, designate one or more committees. Pursuant to an undated Directors’ Resolution, Nick Zeng, Kenneth Charles Grainger and Christian Guilbaud have each been appointed as members of the Audit Committee of the Company. Both of Mr. Kenneth Charles Grainger and Mr. Christian Guilbaud are independent, while Mr. Nick Zeng is not independent due to that he is the executive officer of the Company.

Nominating and Compensation Committees

We do not have a standing nominating and compensation committee. Rather, our Board of Directors performs the functions of these committees. We do not believe it is necessary for our Board of Directors to appoint such committees because the volume of matters that come before our Board of Directors for consideration permits the directors to give sufficient time and attention to such matters to be involved in all decision making.

Term of Office

Our directors are appointed to hold office until the next annual general meeting of our shareholders or until they are removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board, subject to their respective employment agreements.

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Involvement in Certain Legal Proceedings

During the past 10 years, none of our current directors, nominees for directors or current executive officers has been involved in any legal proceeding identified in Item 401(f) of Regulation S-K.

Board of Directors’ Leadership Structure and Role in Risk Oversight

Nick Zeng is Harmony’s Chief Executive Officer and Chairman of the Board of Directors. He is Harmony’s largest shareholder and owns approximately 24.81% of Harmony.

The full Board of Directors has responsibility for general oversight of risks.

Director and Executive Officers Compensation

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)
Nick Zeng,	2021	-	-	110,000	-	-	-	72,000	182,000
CEO and	2020	-	-	100,000	-	-	-	72,000	172,000
President	2019	-	-	-	-	-	-	72,000	72,000
	2018	-	-	-	-	-	-	-	-

(Fleming)	2021	-	-	10,000	-	-	-	48,000	58,000
Huang, CFO	2020	-	-	20,000	-	-	-	48,000	68,000
	2019	-	-	-	-	-	-	36,000	36,000
	2018	-	-	-	-	-	-	-	-

Christian	2021	-	-	12,000	-	-	-	-	6,000
Guilbaud,	2020	-	-	-	-	-	-	-	-
Director	2019	-	-	-	-	-	-	-	-
	2018	-	-	-	-	-	-	-	-

Kenneth Charles	2021	-	-	1,000	-	-	-	-	1,000
(KC) Grainger,	2020	-	-	-	-	-	-	-	-
Director	2019	-	-	-	-	-	-	-	-
	2018	-	-	-	-	-	-	-	-

Rui Zhu, Director,	2021	10,073	-	151,000	-	-	-	-	161,073
GM of Smarten	2020	-	-	10,000	-	-	-	-	10,000
	2019	-	-	-	-	-	-	-	-
	2018	-	-	-	-	-	-	-	-

Security Ownership of Directors and Executive Officers

Name of Directors and Executive Officers	Amount and Nature of Beneficial Ownership(1)	Percentage of Beneficial Ownership(2)
Directors and Officers:
Nick Zeng	4,907,237	24.81%
Rui Zhu	1,700,000	8.59%
Christian Guilbaud	1,286,333	6.50%
Demin (Fleming) Huang	1,185,147	5.99%
KC Grainger	51,000	0.26%
Subtotal	9,129,717	46.16%

Security Ownership of Certain Beneficial Owners

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Beneficial Ownership(2)
Directors and Officers:
Nick Zeng	4,907,237	24.81%
Rui Zhu	1,700,000	8.59%
Christian Guilbaud	1,286,333	6.50%
Demin (Fleming) Huang	1,185,147	5.99%
KC Grainger	51,000	0.26%
Subtotal	9,129,717	46.16%
Other beneficial shareholders (5% or more)
Dongqing Liu	1,678,000	8.48%
Juntao Zheng	1,140,000	5.76%
Wei Zhang	1,080,000	5.46%
Subtotal	3,898,000	19.71%

(1) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding.

(2) Based upon 19,780,079 common shares issued and outstanding.

The Board recommends that shareholders vote FOR each of the nominees.

2.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has re-appointed Kreston GTA LLP (“Kreston”) as Harmony’s independent registered public accounting firm and as auditors of Harmony’s consolidated financial statements for 2022. The Audit Committee reviews the performance of the independent registered public accounting firm annually. In making the determination to re-appoint Kreston for 2022, the Audit Committee considered, among other factors, the independence and performance of Kreston, and the quality and candor of Kreston’s communications with the Audit Committee and management. Kreston has served as Harmony’s independent registered public accounting firm since 2018.

At the Annual Meeting, our shareholders are being asked to ratify the appointment of Kreston as Harmony’s independent registered public accounting firm for 2022. Although ratification of the Audit Committee’s appointment of Kreston is not required, we value the opinions of our shareholders and believe that shareholder ratification of the appointment is a good corporate governance practice. In the event of a negative vote on this proposal, the Audit Committee will reconsider its selection. Even if this appointment is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of Harmony and its shareholders.

Fees Paid to Auditors

The following table shows the fees billed by Harmony’s independent registered public accounting firm for the years ended December 31, 2021 and December 31, 2020.

Financial Year	2021	2020	Note
Audit Fees	16,900	26,800	Audit fees relate to professional services rendered in connection with the audit of Harmony’s annual financial statements and internal control over financial reporting quarterly review of financial statements, and audit services provided in connection with other statutory and regulatory filings.
Audit Related Fees	-	-	Audit-related fees relate to professional services that are reasonably related to the performance of the audit or review of Harmony’s financial statements.
Tax Fees	3,000	3,000	Tax fees relate to professional services rendered in connection with tax compliance and preparation relating to tax returns and tax audits, as well as for tax consulting and planning services.
All Other Fees	-	1,674	All other fees relate to professional services not included in the categories above, including services related to other permissible advisory services and regulatory reporting requirements.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm

Harmony maintains an auditor independence policy that, among other things, prohibits Harmony’s independent registered public accounting firm from performing non-financial consulting services for Harmony, such as information technology consulting and internal audit services. This policy mandates that the Audit Committee approve in advance the audit and permissible non-audit services expected to be performed each year by the independent registered public accounting firm and the related budget, and that the Audit Committee be provided with quarterly reporting on actual spending. This policy also mandates that Harmony may not enter into engagements with Harmony’s independent registered public accounting firm for other permissible non-audit services without the express pre-approval of the Audit Committee. In accordance with this policy, the Audit Committee pre-approved all services performed by Harmony’s independent registered public accounting firm in 2021.

The Board recommends a vote FOR Proposal No. 2.

3.	APPROVAL OF THE STOCK OPTIONS PLAN

The Board may grant nonstatutory stock options or incentive stock options, which are entitled to potentially favorable tax treatment, under the Stock Options Plan. The Board will determine the vesting schedule and number of shares covered by each stock option granted to a participant. The Board may grant stock options with time-based vesting or vesting upon satisfaction of performance goals or other conditions. The stock option exercise price is determined at grant by the Board and must be at least 100% of the fair market value of a share on the date of grant. The term of a stock option shall not exceed ten years from the date of grant.

The Stock Option Plan provides that Harmony’s Board of Directors (“Option Plan Administrator”) may from time to time, in its discretion, and in accordance with the relative authorities’ requirements if applicable, grant to directors, officers, employees, management company employees and consultants of Harmony and its Affiliates (“Option Plan Participant(s)”), non-transferable options to purchase Harmony Shares for a period of up to 10 years from the date of grant, provided that the number of the Corporation reserved for issuance may not exceed 10% of the total issued and outstanding Shares of the Corporation at the date of the grant.

The purpose of the Harmony Stock Option Plan, under which Harmony may grant Harmony Options, is to promote Harmony’s profitability and growth by facilitating its efforts to obtain and retain key individuals. The Harmony Stock Option Plan provides an incentive for, and encourages ownership of Harmony Shares by, its key individuals so that they may increase their stake in Harmony and benefit from increases in the value of the Harmony Shares. In administering the Option Plan, the Option Plan Administrator may determine, among other things, Option Plan Participants to whom Options are granted and the amounts, terms and conditions relating to Options, including the exercise price, and the time(s) when and circumstances under which Options become exercisable.

Under the Harmony Stock Option Plan, the maximum number of Harmony Shares reserved for issuance in any 12 months period to any one optionee other than a consultant may not exceed 5% of the issued and outstanding Harmony Shares at the date of the grant. The maximum number of Harmony Shares reserved for issuance in any 12 month period to any consultant may not exceed 2% of the issued and outstanding Harmony Shares at the date of the grant and the maximum number of Harmony Shares reserved for issuance in any 12 month period to all persons engaged in investor relations activities may not exceed 2% of the issued and outstanding number of Harmony Shares at the date of the grant.

All Options will have a fixed exercise price as determined by the Option Plan Administrator at the time of the grant, which shall not be less than the fair market value at the date of grant, which is the closing price on the trading day immediately preceding such date of the grant of the Award, or any other reasonable basis using actual transactions in the Common Stock as reported by such market and consistently applied, or if the Shares are not listed and posted for trading on any stock exchange, the fair market value of the applicable Shares as determined by the Board of Directors in its sole discretion (“Fair Market Value”).

Incentive stock options may be exercised until the earlier of: (a) their expiry time and (b) 90 days (or such other period as may be determined by the Board of Directors, provided such period is not more than one year) following the date the optionee ceases to be a director, officer or employee of Harmony or its affiliates or a consultant or a management company employee, provided that if the cessation of such position or arrangement was by reason of death, the option may be exercised within a maximum period of one year after that death, subject to the expiry date of such option.

Notwithstanding the foregoing, in the event of termination for cause, all options held by a terminated optionee will be cancelled immediately. If the term of any option expires within or immediately following a “blackout period” imposed by Harmony, the option shall expire on the date that is 10 business days following the end of such blackout period. If Harmony becomes listed on the Toronto Stock Exchange, the Harmony Stock Option Plan provides that its Board of Directors may grant options which allow an optionee to elect to exercise its option on a “cashless basis”, whereby the optionee, instead of making a cash payment for the aggregate exercise price, shall be entitled to be issued such number of Harmony Shares equal to the number which results when: (i) the difference between the aggregate Fair Market Value of the Harmony Shares underlying the option and the aggregate exercise price of such option is divided by (ii) the Fair Market Value of each Common Share. Options may be granted with a maximum expiry term of 10 years.

The Board of Directors may amend the Option Plan without Shareholder approval in certain instances, including, without limitation: (a) for the purpose of making formal, minor or technical modifications to any of the provisions of the Option Plan, including amendments of a “housekeeping” nature; (b) to correct any ambiguity, defective provision, error or omission in the provisions of the Option Plan; (c) to amend the vesting provisions of Options; (d) to change the termination provisions of Options or the Option Plan that does not entail an extension beyond the original expiry date; or (e) any other amendment that does not require Shareholder approval under applicable laws or the applicable rules of the stock exchange if applicable, provided that no such amendment may be made without the consent of each affected Optionee if such amendment would adversely affect the rights of such affected Optionee for Options previously granted. Shareholder approval will be required for any amendment to the Option Plan to: (a) reduce the exercise price; (b) extend the term of Options (other than as set out in the Option Plan); (c) increase the maximum number of Shares which may be issued under the Option Plan, subject to certain exceptions in connection with a reorganization or other event affecting the capital of Postmedia; (d) remove or exceed the insider participation limit; and (e) amend the amendment provisions of the Option Plan.

The Corporation has 19,780,079 issued and outstanding shares by the end of December 31, 2021 and no incentive stock option was issued since the commencing of the Corporation.

The Board recommends a vote FOR Proposal No. 3.

4.	APPROVAL OF THE AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED CAPITAL STOCKS

The Certificate of Incorporation states that the Corporation shall have authority to issue is fifty million (50,000,000), all of which shall be shares of Common Stock with a par value of $0.0001 per share.

The Corporation desires to amend the Certificate of Incorporation to issue up to two hundred million (200,000,000), all of which shall be shares of Common Stock with a par value of $0.0001 per share.

At the Annual Meeting, our shareholders are being asked to ratify and confirm the amendment of Certificate of Incorporation

The Board recommends a vote FOR Proposal No. 4.

5.	OTHER MATTERS

As of the date of this statement your management knows of no business to be presented to the meeting that is not referred to in the accompanying notice other than the approval of the minutes of the last Annual Meeting of Shareholders, which action will not be construed as approval or disapproval of any of the matters referred to in such minutes. As to other business that may properly come before the meeting, it is intended that proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with his or her best judgment, including upon any shareholder proposal about which the Corporation did not receive timely notice.

Annual Report

The Annual Report to the Shareholders for 2021 accompanies this proxy statement, but is not deemed a part of the proxy soliciting material.

The 2021 Form 10-K is also available through the Securities and Exchange Commission’s website (www.sec.gov).

Proposals of Shareholders

Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2023 Annual Meeting must be received by the Corporation by November 30, 2022. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. It is suggested the proposal be submitted by certified mail – return receipt requested. Shareholders who intend to present a proposal at the 2023 Annual Meeting without including such proposal in the Corporation’s proxy statement must provide the Corporation notice of such proposal no later than January 31, 2023. The Corporation reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

By order of the Board of Directors

Nick Zeng, Chairman & CEO

New York, New York

April 29, 2022

Appendix A

HARMONY ENERGY TECHNOLOGIES CORPORATION

(“Harmony”, the “Company”)

STOCK OPTION PLAN

ARTICLE I. PURPOSE.

1.1.	The purpose of the Harmony Energy Technologies Corporation Stock Option Plan (the “Plan”) is to provide a means by which selected Employees, Directors and Consultants of the Company, and its Affiliates, are incented to perform through the opportunity to benefit from increases in value of the Common Stock of the Company from grants of Options in the Company’s Common Stock.

1.2.	The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors, or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

1.3.	All Options are granted under the Plan at the time of grant, and in such form as issued and the number of shares of common stock will be listed in the name of the Employee, Director or Consultant in the Company’s stock records for shares purchased on exercise of Option.

ARTICLE II. DEFINITIONS.

“Act” means the Securities Act of 1933, as amended.

“Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

“Award” means the grant of an Option.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any Internal Revenue Code adopted in the future to replace the Internal Revenue Code of 1986.

“Committee” means the Compensation and Nominations Committee or any other committee appointed by the Board to administer the Plan.

“Common Stock” means shares of the Company’s common stock, par value $0.0001 per share.

“Company” means Harmony Energy Technologies Corporation, a Delaware corporation.

“Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting or other personal services as an independent contractor and who is compensated for such services, provided that the term “Consultant” shall not include Directors.

“Continuous Status as an Employee, Director or Consultant” means that the provision of services to the Company or an Affiliate in the capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Affiliate, or any successor, in any capacity as Employee, Director or Consultant, or (iii) any change in status as long as the person remains in the service of the Company, Affiliate or successor in any capacity as an Employee, Director, Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave approved by the Company; provided, however, that any such authorized leave of absence shall be treated as Continuous Status as an Employee, Director, or Consultant for the purposes of vesting only to the extent as may be provided in the Company’s leave policy. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. Notwithstanding anything to the contrary in this definitional paragraph, a Consultant’s status shall not be considered continuous unless the Consultant is and continues to be ready, willing and able to engage in substantial services to the Company. The Board, in its sole discretion, shall in all cases determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted or terminated.

“Covered Employee” means any person who, on the last day of the taxable year, is the chief executive officer (or is acting in such capacity) or is among the four most highly compensated officers (other than the chief executive officer) of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

“Director” means a member of the Board or of the board of directors of an Affiliate.

“Employee” means any person, including Officers and Executive Directors, employed by the Company or any Affiliate of the Company as determined under the rules contained in Code Section 3401. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient by itself to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Executive Director” means an individual who is an officer of the Company and also serves as a member of the Board of Directors.

“Fair Market Value” means, as of any date, the value of the Common Stock of the Company determined as follows:

a)	If the Common Stock is readily tradable on an established securities market, the fair market value of the Common Stock on the date of grant means the value determined based upon the last sale before or the first sale after the grant, the closing price on the trading day before or the trading day of the grant of the Award, or any other reasonable basis using actual transactions in the Common Stock as reported by such market and consistently applied.

b)	If the Common Stock is not readily tradable on an established securities market, the fair market value of the Common Stock on the date of grant means the value determined by the Board of Directors in its sole discretion. The Board may suggest the valuation of the Common Stock to be determined by an independent appraisal that meets the requirements of Section 401(a)(28)(C) of the Code and the regulations thereunder as of a date that is no more than 12 months before the relevant Option grant date.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option (as set forth in the Option Agreement) and that qualifies as an Incentive Stock Option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an option for the Company’s common stock granted pursuant to the Plan.

“Option Agreement” means a written agreement between the Company and a Recipient evidencing the terms and conditions of an individual Option grant. The Option Agreement shall be in the form approved by the Board from time to time. Each Option Agreement shall be subject to the terms and conditions of the Plan.

“Outside Director” means a Director who (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), (ii) is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan) during the taxable year, (iii) has not been an officer of the Company or an “affiliated corporation” at any time, (iv) is not currently receiving direct or indirect remuneration (including any payment in exchange for goods or services) from the Company or an “affiliated corporation” in any capacity other than as a Director, (v) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code, a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act.

“Plan” means this Harmony Energy Technologies Corporation 2020 Stock Option Plan.

“Purchase Price” is set and approved by board of directors.

“Recipient” means an Employee, Director or Consultant, or their transferees, who holds an outstanding Option.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

ARTICLE III. ADMINISTRATION.

3.1.	The Plan shall be administered by the Board unless and until the Board delegates administration to the Committee.

3.2.	The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(a)	To determine, in its sole discretion, from time to time which of the persons eligible under the Plan shall be granted an Award; when and how the Award shall be granted; the provisions of the Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to an Award; the number of shares with respect to which an Award shall be granted to each such person; and all other terms, conditions and restrictions applicable to each such Award or shares acquired upon exercise of an Option not inconsistent with the terms of the Plan.

(b)	To approve one or more forms of Option Agreement.

(c)	To construe and interpret, in its sole discretion, the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(d)	To amend, modify or otherwise change in any manner the Plan or an Award as provided in Article XII and to suspend or terminate the Plan as provided in Article XIII.

(e)	Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

All decisions, determinations and interpretations of the Board shall be final, binding and conclusive on any Recipient and any other person with an interest in the Plan or in an Award and on any Affiliate.

3.3.	No member of the Board or of any committee or any Officer acting pursuant to this Article shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or any Award.

ARTICLE IV. SHARES SUBJECT TO THE PLAN.

Subject to the provisions of Article XI relating to adjustments upon changes in stock, the amount of stock that may be issued pursuant to Awards shall not exceed in the aggregate 10% of the Company’s Common Stock. If any Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares not acquired underlying such Award shall revert to and again become available for issuance under the Plan.

The Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

ARTICLE V. ELIGIBILITY.

5.1.	Incentive Stock Options may be granted to Employees, Directors or Consultants.

5.2.	No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of any of its Affiliates (a “Ten Percent Stockholder”), unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5.3.	The aggregate number of Common Shares of the Corporation allocated and made available to be granted to Participants under the Plan shall not exceed 10% of the issued and outstanding Common Shares of the Corporation as at the date of grant (on a non-diluted basis). Any issuance of Common Shares from treasury pursuant to the exercise of Options shall automatically replenish the number of Common Shares available for Option grants under the Plan. Common Shares in respect of which Options are cancelled or not exercised prior to expiry, for any reason, shall be available for subsequent Option grants under the Plan. No fractional shares may be purchased or issued hereunder.

5.4.	Any grant of Options under the Plan shall be subject to the following restrictions:

a)	the aggregate number of Common Shares reserved for issuance pursuant to Options granted to any one Participant, other than a Consultant, in any 12 month period may not exceed 5% of the Corporation’s total issued and outstanding Common Shares, unless disinterested shareholder approval is obtained;

b)	the aggregate number of Common Shares issuable pursuant to Options granted to Insiders pursuant to the Plan and other security based compensation arrangements may not exceed 10% of the Corporation’s total issued and outstanding Common Shares, unless disinterested shareholder approval is obtained;

c)	the aggregate number of Common Shares issued to Insiders pursuant to the Plan and other security based compensation arrangements in any 12 month period may not exceed 10% of the Corporation’s total issued and outstanding Common Shares, unless disinterested shareholder approval is obtained;

d)	no more than 2% of the total issued and outstanding Common Shares at the time of grant may be granted to any one Consultant in any 12 month period; and

e)	no more than an aggregate of 2% of the total issued and outstanding Common Shares at the time of grant may be granted to all persons engaged to conduct Investor Relations Activities in any 12 month period.

ARTICLE VI. TERMS OF OPTIONS.

Each Option shall be evidenced by an Option Agreement in such form and shall contain such terms and conditions as the Board shall deem appropriate. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement or by communicating with the Company in such manner as the Company may authorize. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof or as specifically set forth in the Option Agreement or otherwise) the substance of each of the following provisions:

6.1.	Term. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted. However, in the case of an Incentive Stock Option granted to a Recipient who, at the time the Option is granted, is a Ten Percent Stockholder (as described in subsection B of Article V), the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

6.2.	Price. The exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3.	Consideration. The purchase price of stock acquired pursuant to an Option (the “Purchase Price”) shall be paid, to the extent permitted by applicable statutes and regulations in cash or check at the time the Option is exercised.

6.4.	Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Recipient only by such Recipient or by his attorney-in-fact or conservator, unless such exercise by the attorney-in-fact or the conservator of the Recipient would disqualify the Incentive Stock Option as such. Notwithstanding the foregoing, the Recipient may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Recipient, shall thereafter be entitled to exercise the Option.

6.5.	Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. Unless otherwise specified in an Option Agreement, the shares of stock underlying an Option grant shall vest in three equal amounts: the first installment will be first exercisable on the six (6)-month anniversary of the option grant date and each succeeding installment will be first exercisable one (1) year from the date that the immediately preceding installment became exercisable. Any vesting schedule can be accelerated in the discretion of the Board, unless otherwise specified in the Option Agreement.

6.6.	Termination of Employment or Relationship as a Director or Consultant. In the event a Recipient’s Continuous Status as an Employee, Director or Consultant terminates (other than upon the Recipient’s death or disability), the Recipient may exercise his or her Option (to the extent that the Recipient was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date ninety (90) days after the termination of the Recipient’s Continuous Status as an Employee, Director or Consultant (or, such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Recipient is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Recipient does not exercise his or her Option within the time specified in the Option Agreement or in this Plan, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. The above terms shall apply only if the specific Option grant is silent on the above issues; however, a specific Option grant may provide for different terms in the event a Recipient’s Continuous Status as an Employee, Director or Consultant terminates (other than upon the Recipient’s death or disability).

6.7.	Disability of Recipient. In the event a Recipient’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Recipient’s disability, as defined in Section 22(e)(3) of the Code, the Recipient may exercise his or her Option (to the extent that the Recipient was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or, such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination of Continuous Status, the Recipient is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Recipient does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. The above terms shall apply only if the specific Option grant is silent on the above issues; however, a specific Option grant may provide for different terms in the event a Recipient’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Recipient’s disability.

6.8.	Death of Recipient. In the event of the death of a Recipient during, or within a period specified in the Option after the termination of, the Recipient’s Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Recipient was entitled to exercise the Option at the date of death) by the Recipient’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Recipient’s death pursuant to subsection D of Article VI, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or, such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Recipient was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. The above terms shall apply only if the specific Option grant is silent on the above issues; however, a specific Option grant may provide for different terms in the event a Recipient’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Recipient’s death.

6.9.	Responsibility for Option Exercise. A Recipient is responsible for taking any and all actions as may be required to exercise any Option in a timely manner, and for properly executing any documents as may be required for the exercise of an Option in accordance with such rules and procedures as may be established from time to time under the Plan. By signing or accepting an Option Agreement a Recipient (and any person to whom the Option under that Option Agreement is transferred) acknowledges that information regarding the procedures and requirements for the exercise of that Option is available upon such Recipient’s or person’s request to the Board. The Company shall have no duty or obligation to notify any Recipient of the expiration of any Option.

ARTICLE VII. REPRICING, CANCELLATION AND RE-GRANT OF OPTIONS.

The Board or the Committee shall not effect at any time directly or indirectly the repricing of any outstanding Options, including without limitation a repricing by the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different amount of shares of stock. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

ARTICLE VIII. COVENANTS OF THE COMPANY.

During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

ARTICLE IX. USE OF PROCEEDS FROM EXERCISE OF OPTIONS.

Proceeds from the exercise of Options shall constitute general funds of the Company.

ARTICLE X. MISCELLANEOUS.

10.1.	Neither an Employee, Director or Consultant nor any person to whom an Option may be transferred shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Award unless and until such person has satisfied all requirements for exercise, which can include an early exercise of the Option pursuant to its terms and the Company has issued such shares.

10.2.	Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Awards or Common Stock issued upon exercise of Options any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause, the right of the Company’s Board of Directors and/or the Company’s stockholders to remove any Director pursuant to the terms of the Company’s Articles of Incorporation and By-Laws and the provisions of Delaware Law, or the right to terminate the relationship of any Consultant with the Company or its Affiliates.

10.3.	If the Company or its Affiliates is required to withhold any amounts by reason of federal, state or local tax laws, rules or regulations, in respect of the issuance of Awards or shares of stock pursuant to the Plan, the Company or such Affiliates shall be entitled to deduct and withhold such amounts from any cash payments to be made to the Recipient. In any event, such person shall promptly make available to the Company or such Affiliate, when requested by the Company or such Affiliate, sufficient funds to meet the requirements of such withholding, and the Company or such Affiliate may take and authorize such steps as it may deem advisable in order to have such funds made available to the Company or such Affiliate from any funds or property due or to become due to such person. The exercise will not be effective until the Company has received such funds to cover the withholding.

10.4.	To the extent provided by the terms of an Option Agreement, and to the extent the Company agrees, through a vote of its Board, regarding a non-cash payment, the person to whom an Option is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the stock otherwise issuable to the Recipient as a result of the exercise or acquisition of stock underlying the Option; or (iii) delivering to the Company unencumbered shares of the Company’s stock owned by the person acquiring the stock. The Fair Market Value of any shares of Common Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rules.

10.5.	The Company shall not be required to issue fractional shares pursuant to this Plan and, accordingly, a Recipient may be awarded or required to purchase only whole shares.

10.6.	The Plan and all determinations made and actions taken hereunder, to the extent not otherwise governed by the Code or laws of the United States, shall be governed by the laws of the State of Delaware and construed accordingly, without reference to the conflict of laws principles.

10.7.	The receipt, transfer and exercise of any Award is subject to taxation under Section 83 of the Code.

ARTICLE XI. ADJUSTMENTS UPON CHANGES IN STOCK.

If any change is made in the stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan, and the outstanding Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction not involving the receipt of consideration by the Company.)

ARTICLE XII. AMENDMENT OF THE PLAN AND AWARDS.

12.1.	The Board at any time, and from time to time, may amend the Plan. However, except as provided in Article XI relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

a)	Increase the number of shares reserved for Awards under the Plan;

b)	A reduction in the exercise price or purchase price of an Option (other than for standard anti-dilution purposes) held by or benefiting an Insider;

c)	An increase in the maximum number of Common Shares that may be issued to Insiders within any one year period or that are issuable to Insiders at any time;

d)	An extension of the term of an Option held by or benefiting an Insider;

e)	Any change to the definition of “Participants” which would have the potential of broadening or increasing Insider participation;

f)	Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

g)	Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code.

12.2.	The Board may in its sole discretion submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

12.3.	It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

12.4.	Rights and obligations of the Recipient under any Award granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan except with the written consent of the Recipient, unless such amendment is necessary to comply with any applicable law, regulation or rule as determined in the sole discretion of the Board.

12.5.	The Board at any time, and from time to time, may amend, modify, extend, cancel or renew any Award or waive any restrictions or conditions applicable to any Award or any shares acquired upon the exercise thereof and accelerate, continue, extend or defer the exercise time for any Award or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following a Recipient’s termination of Continuous Status as an Employee, Director or Consultant; provided, however, that the rights and obligations under any Award shall not be materially impaired by any such amendment except with the written consent of the Recipient, unless such amendment is necessary to comply with any applicable law, regulation or rule as determined in the sole discretion of the Board.

The Board may accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest notwithstanding the provisions in the Option Agreement stating the time at which it may first be exercised or the time during which it will vest.

12.6.	The Board may amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Awards that qualify for beneficial treatment under such rules without stockholder approval.

ARTICLE XIII. TERMINATION OR SUSPENSION OF THE PLAN.

The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is later. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

Rights and obligations under any Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the Recipient, unless such impairment is necessary to qualify the Award as an Incentive Stock Option or to comply with any applicable law, regulation or rule all as determined in the sole discretion of the Board.

ARTICLE XIV. EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board, but no Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company and the approval of the Exchange or other regulatory body having jurisdiction at that time, which approval shall be obtained within twelve (12) months before or after the date when the Plan is adopted by the Board.

ARTICLE XV. COMPLIANCE WITH SECURITIES LAWS.

The grant of Awards and the issuance of shares of Common Stock upon the exercise of Options shall be subject to compliance with all applicable requirements of federal and state law with respect to such securities. Options may not be exercised if the issuance of shares of Common Stock upon exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations or the requirements of any stock exchange or market system upon which the Common Stock may then be listed. In addition, no Option may be exercised unless (A) a registration statement under the Act shall at the time of exercise of the Option be in effect with respect to the Common Stock shares to be issued upon the exercise of that Option or (B) in the opinion of counsel to the Company, the Common Stock shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Stock shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition of the exercise of any Option, the Company may require the Recipient to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company. The Company may, upon the advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

ARTICLE XVI. COMPLIANCE WITH SECTION 409A.

To the extent that the Board determines that any Award granted under the Plan is subject to Section 409A of the Code, the Option Agreement or other agreement evidencing the Award will incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award agreements will be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Plan’s effective date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Plan’s effective date the Board determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Plan’s effective date), the Board may adopt such amendment to the Plan and applicable Award agreements or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

Appendix B

Page 1

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "HARMONY ENERGY TECHNOLOGIES CORPORATION", FILED IN THIS OFFICE ON THE NINETEENTH DAY OF JUNE, A.D. 2018, AT 1:10 O`CLOCK P.M.

Jeffrey W. Bullock, Secretary of State

SECRETARY'S OFFICE 1793 DELAWARE 1855

6917345 8100
SR# 20185269356

Authentication: 202923803
Date: 06-20-18

You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:10 PM 06/19/2018
FILED 01:10 PM 06/19/2018
SR 20185237842 - File Number 6917345

CERTIFICATE OF INCORPORATION
OF
HARMONY ENERGY TECHNOLOGIES CORPORATION

The undersigned incorporator, in order to form a corporation under the General Corporation Law of the State of Delaware (the "General Corporation Law"), certifies as follows:

1. Name. The name of the corporation is Harmony Energy Technologies Corporation (the "Corporation").

2. Address; Registered Office and Agent. The address of the Corporation's registered office is 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle, Delaware; and its registered agent in the State of Delaware at such address is Corporation Service Company.

3. Purposes. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

4. Number of Shares. The total number of shares of stock that the Corporation shall have authority to issue is ten million (10,000,000), all of which shall be shares of Common Stock with a par value of $0.0001 per share.

5. Name and Mailing Address of Incorporator. The name and mailing address of the incorporator are:

Douglas Eingurt, Esq.
Dentons US LLP
303 Peachtree Street, NE
Suite 5300
Atlanta, GA 30308

6. Limitation of Liability. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under section 174 of the General Corporation Law or (d) for any transaction from which the director derived any improper personal benefits.

Any repeal or modification of the foregoing provision shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

7. Indemnification.

7.1 Indemnification of Officers, Employees and Agents. The Corporation may indemnify and advance expenses to an officer, employee or agent who is not a director to the extent permitted by the Certificate of Incorporation, the bylaws or by law.

107607328\V-1

7.2 Indemnification of Directors. The Corporation shall indemnify directors to the full extent permitted by the Certificate of Incorporation, the bylaws or by law.

8. Adoption, Amendment and/or Repeal of Bylaws. The Corporation's Board of Directors may from time to time adopt, amend or repeal the bylaws of the Corporation; provided, however, that any bylaws adopted or amended by the Corporation's Board of Directors may be amended or repealed, and any bylaws may be adopted, by the stockholders of the Corporation by vote of a majority of the holders of shares of stock of the Corporation entitled to vote in the election of directors of the Corporation.

IN WITNESS WHEREOF, the undersigned incorporator has executed this Certificate of Incorporation as of the 19th day of June, 2018.

/s/ Douglas Eingurt

Douglas Eingurt, Incorporator

107607328\V-1

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
HARMONY ENERGY TECHNOLOGIES CORPORATION

Harmony Energy Technologies Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "General Corporation Law"), does hereby certify as follows:

1. The name of the corporation is Harmony Energy Technologies Corporation (the "Corporation").
2. The Corporation was originally incorporated under the same name and the original certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 19, 2018.
3. By unanimous consent of its members, in accordance with the provision of Sections 141 and 242 of the General Corporation Law, the Board of Directors of the Corporation duly adopted resolutions amending the certificate of incorporation as follows:
   Article 4 shall be amended and restated to read in its entirety as follows:

   4. Number of Shares. The total number of shares of stock that the Corporation shall have authority to issue is twenty million (20,000,000), all of which shall be shares of Common Stock with a par value of $0.0001 per share.

4. Thereafter, pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted at an Annual General and Special Meeting of Stockholder held on August 28, 2020, by affirmative vote of the holders of a majority of the shares of Common Stock in accordance with the provision of Section 242 of General Corporation Law.

IN WITNESS WHEREOF, Harmony Energy Technologies Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer on August 31, 2020.

By: Nick N. Zeng (s)
Name: Nick N. Zeng
Title: Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:33 PM 08/31/2020
FILED 03:33 PM 08/31/2020
SR 20207029009 - File Number 6917345

Delaware

Page 1

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "HARMONY ENERGY TECHNOLOGIES CORPORATION", FILED IN THIS OFFICE ON THE EIGHTH DAY OF JULY, A.D. 2021, AT 12:55 O`CLOCK P.M.

Jeffrey W. Bullock, Secretary of State

6917345 8100
SR# 20220012018

Authentication: 202306008
Date: 01-04-22

You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:55 PM 07/08/2021
FILED 12:55 PM 07/08/2021
SR 20212654545 - File Number 6917345

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
HARMONY ENERGY TECHNOLOGIES CORPORATION

Harmony Energy Technologies Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "General Corporation Law"), does hereby certify as follows:

1. The name of the corporation is Harmony Energy Technologies Corporation (the "Corporation").
2. The Corporation was originally incorporated under the same name and the original certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 19, 2018.
3. By unanimous consent of its members, in accordance with the provision of Sections 141 and 242 of the General Corporation Law, the Board of Directors of the Corporation duly adopted resolutions amending the certificate of incorporation as follows:
   Article 4 shall be amended and restated to read in its entirety as follows:

4. Thereafter, pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted at an Annual General and Special Meeting of Stockholder held on July 8, 2021, by affirmative vote of the holders of a majority of the shares of Common Stock in accordance with the provision of Section 242 of General Corporation Law.

IN WITNESS WHEREOF, Harmony Energy Technologies Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer on July 8, 2021.

By: Nick N. Zeng (s)
Name: Nick N. Zeng
Title: Chief Executive Officer

C 1234567890

Harmony Energy Technologies Corporation

VOTE

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Online

Go to **www.investorvote.com/hetc** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 5:30 pm, (ET), on June 14, 2022

Shareholder Meeting Notice

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Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2021 proxy statement and annual report to shareholders are available at:

www.investorvote.com/hetc

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.investorvote.com/hetc.**
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

2 N O T C O Y

03N4RA

Shareholder Meeting Notice

Harmony Energy Technologies Corporation's Annual Meeting of Shareholders will be held via Zoom meeting (ID: 212 602 1188) on Thursday, June 16, 2022, 11:00 A.M., Eastern Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2-4:

1. Election of Directors:
   01 – Christian Guilbaud
   02 – Kenneth Charles Grainger
   03 – Nick Zeng
2. Ratification of Appointment of Independent Registered Public Accounting Firm.
   To Appoint Kreston GTA LLP, as auditor for the ensuing year and authorizing the directors to fix their remuneration.
3. Approval of the Stocks Options Plan.
   To examine, and if judged appropriate, adopt a resolution ratifying and confirming the Corporation's stock option plan.
4. Approval of the Amendment to Certificate of Incorporation to Increase Authorized Capital Stocks.
   To pass, with or without amendment, a special resolution approving the amendment to Certificate of Incorporation to increase the authority to issue up to 20,000,000 common shares with par value $0.0001 per share.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.